SECURITY AGREEMENT
                  (Corporate, Partnership, or Business Purpose)

This Agreement, dated as of April 29, 1999, is made by Westmark Group Holdings, Inc., [a corporation organized or formed under the laws of Florida] (hereafter, whether one or more, "Debtor") in favor of Northern Trust Bank of Florida, N.A., a national banking association ("Secured Party") with its main banking office at 700 Brickell Avenue, Miami, Florida 33131.

For valuable consideration, Debtor agrees as follows:

1.   Definitions.  As used in this Agreement:

     (a) Unless otherwise defined herein, all terms that are defined in the Uniform Commercial Code of Florida shall have the same meanings herein as in such Code.

     (b) "Collateral" means any and all property of Debtor in which Secured Party now has, by this Agreement acquires, or hereafter acquires a security interest, including without limitation the property described in Section 2 hereof.

     (c) "Guarantor" means any person or entity, or any persons or entities severally, now or hereafter guarantying payment or collection of all or any part of the Liabilities (as hereinafter defined).

     (d) "Prime Rate" means that floating rate of interest per year announced from time to time by Secured Party called its prime rate, which at any time may not be the lowest rate charged by Secured Party.

2. Security Interest. Debtor hereby grants to Secured Party a continuing security interest in, and assigns and transfers to Secured Party, the following property or types of property now owned by Debtor or hereafter created or acquired by Debtor, wherever located:

     (a) Accounts (including without limitation all rights to payment for services or the Inventory, however arising), leases, chattel paper, contract rights, instruments, life insurance policies, and documents;

     (b) General intangibles (including without limitation inventions, designs, patents, patent applications, trademarks, trade names, copyrights, licenses, leasehold interests, tax refund claims, guaranty claims, and security interests or other security held by Debtor to secure accounts);

     (c) Inventory, including without limitation returned and repossessed goods, raw materials, and work in progress (the "Inventory");

     (d) Goods (other than Inventory), equipment, vehicles, and fixtures, together with accessions thereto and replacement parts therefor, but excluding property used exclusively for personal, household, or family use;

     (e) All monies, accounts, deposits, and property now or at any time hereafter in the possession or under the control of Secured Party or its bailee;

     (f) All books and records, including without limitation customer lists, credit files, computer programs, printouts, and other materials and records, pertaining to any of the foregoing;

     (g) All documents of title evidencing or issued with respect to any of the foregoing; and

     (h) All proceeds and products of all of the foregoing, including without limitation proceeds of insurance policies insuring the foregoing.

3. Liabilities. The Collateral shall secure the payment and performance of the following, which are acknowledged by Debtor to be the obligations of Debtor (the "Liabilities"):

     (a) All obligations and liabilities of Debtor (excluding those incurred solely for personal, household, or family use or with respect to credit cards) whether now existing or hereafter arising and whether or not contemplated on the date of this Agreement (i) evidenced by and under all promissory notes (including all renewals, replacements, and extensions thereof and interest thereon) executed and delivered by Debtor to Secured Party, and (ii) under any loan or other agreements (including without limitation this Agreement) between Debtor and Secured Party; and

     (b) All other obligations and liabilities of Debtor to Secured Party, howsoever created, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including without limitation all liabilities and obligations arising in connection with future advances by Secured Party and any letters of credit issued by Secured Party for the account of Debtor.

4.   Warranties of Debtor. Debtor warrants and represents that:

     (a) Debtor has the legal capacity and corporate or partnership power (if applicable) to execute, deliver, and perform this Agreement and any other documents executed or to be executed in connection herewith; such actions have been duly authorized (if applicable) and do not and will not contravene or conflict with any provisions of law or any agreement or instrument affecting Debtor or its property; Debtor does not do business under any name except as shown above.

     (b) No financing statement, mortgage, notice of judgment, or any similar instrument (unless filed on behalf of Secured Party) covering any of the Collateral is on file in any public office.

     (c) Debtor is the lawful owner of all Collateral, free and clear of all liens, pledges, charges, mortgages, and claims other than the security interest hereunder, except liens for current taxes not delinquent.

     (d) All Inventory is located at Debtor's primary place of business set forth under Debtor's signature hereto, and is not in transit, except for goods covered by negotiable warehouse receipts that have been delivered to Secured Party or as promptly disclosed to Secured Party from time to time in writing. All Inventory is of good and merchantable quality and free from any defects that would affect the market value of such Inventory.

     (e) All accounts receivable of Debtor are genuine, are in all respects what they purport to be, are not evidenced by a judgment, and represent undisputed, bona fide transactions completed or to be completed in accordance with the terms and conditions of any document related thereto; none of the Collateral has been sold or pledged to any other person or entity; and Debtor has no knowledge of any fact or circumstance which would impair the validity or collectibility of the Collateral listed in Section 2(a), (b), and (e) of this Agreement.

     (f) Debtor (and each general partner of Debtor) has filed or caused to be filed all federal, state, and local tax returns that are required to be filed, and has paid or has caused to be paid all taxes including any taxes shown on such returns or on any assessment received by them to the extent that such taxes have become due.

5. Covenants of Debtor. Debtor agrees that until payment in full of the Liabilities, it will:

     (a) Provide and maintain insurance with respect to the Collateral, the operation of Debtor's business, and certain partners, employees, or officers of Debtor as required by Secured Party from time to time; all such insurance shall be in such amounts and against such risks as shall be satisfactory in all respects to Secured Party, with Secured Party named as additional insured and loss payee;

     (b) Defend the Collateral against the claims and demands of all persons other than Secured Party and promptly pay all taxes, assessments, and charges upon the Collateral, and not sign (or permit to be signed) any financing statements or other documents creating or perfecting a lien upon or security interest in any of the Collateral except in favor of Secured Party, or otherwise create, suffer, or permit to exist any liens or security interests upon any Collateral other than in favor of Secured Party, except tax liens, provided that such liens are removed before related taxes become delinquent;

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

     (c) Execute such financing statements and other documents (and pay the cost of filing and recording the same in all public offices deemed necessary by Secured Party) and do such other acts as Secured Party may request to establish and maintain a valid and perfected security interest in the Collateral free and clear of all other liens and claims;

     (d) Deliver to Secured Party any certificate or other documents of title representing or issued with respect to any of the Collateral, with Secured Party's security interest and lien endorsed thereon, and record such certificates or documents with all appropriate regulatory agencies;

     (e) Furnish to Secured Party, immediately upon the request of Secured Party, any evidence of ownership of the Collateral, including without limitation bills of sale, paid invoices, certificates of title, or applications for title;

     (f) Keep at its office at the address set forth under its signature hereto its records concerning the Collateral, which records shall be of such character as will enable Secured Party to determine at any time the status of the Collateral; furnish to Secured Party such information concerning Debtor, the Collateral, and the account debtors as Secured Party may from time to time reasonably request; and permit Secured Party form time to time to inspect the Collateral and to inspect, audit, and make copies of, and extracts from, all records and all other papers in the possession of Debtor pertaining to the Collateral and the account debtors. Secured Party shall have the right at any time or times to make direct verification with the account debtors of any and all of the accounts;

     (g) Keep and maintain in good operating condition and repair and make all necessary replacements and renewals to, the Collateral listed in Section 2(d) of this Agreement so that the value and operating efficiency thereof shall at all times be maintained and preserved, and keep such Collateral only at the address set forth under its signature hereto;

     (h) Make appropriate entries upon its financial statements and its books and records disclosing Secured Party's security interest in the Collateral;

     (i) Provide to Secured Party such financial statements of Debtor and any general partner of Debtor (audited, if requested by Secured Party) and information from time to time as Secured Party shall reasonably request;

     (j) If at any time any of the Collateral shall be or become evidenced by any instrument, note, or other document, immediately deliver such instrument, note, or document to Secured Party, endorsed as requested by Secured Party;

     (k) Immediately notify Secured Party of any material loss or depreciation in the value of the Collateral; and

     (l) Except as permitted by Section 6, not sell, transfer, or otherwise dispose of any Collateral without Secured Party's prior written consent.

6. Use of the Inventory. Until notice to the contrary is given by Secured Party, Debtor may use, consume, and sell Inventory in carrying on its business in the ordinary course of business substantially in the same manner as now conducted, but a sale in the ordinary course of business shall not include any transfer or sale in satisfaction, partial or complete, of a debt owed by Debtor or any general partner of Debtor.

7.   Collections.
     (a) Until notice to the contrary is given by Secured Party, Debtor (i) shall collect the accounts for Secured Party at Debtor's own expense, and
     (ii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund, or allowance to which such party may be lawfully entitled and accept in connection therewith the return of any goods the sale or lease of which shall have given rise to such accounts.

     (b) At any time and from time to time, whether before or after the occurrence of an Event of Default, Secured Party, at Debtor's expense, may or, upon request of Secured Party, Debtor shall, notify any account debtors of the existence of this Agreement and direct such account debtors to pay directly to Secured Party the amounts due or to become due from such account debtors. Each account debtor so notified and directed may accept the receipt of Secured Party for any such payment as a full release of any amounts so paid.

     (c) Secured Party may enforce collection of any or all of the Collateral by suit or otherwise, and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder.

     (d) Secured Party at any time may, and upon director of Debtor or upon the happening of an Event of Default shall, apply all payments received from account debtors to the Liabilities when due (whether by acceleration or otherwise) and may credit any balance after such payment to the account of Debtor.

8. Warranty--Future. The request or application by Debtor for any loan or extension of credit by Secured Party shall be a representation and warranty as of the date of such request or application that: (a) no Event of Default, and no event that would become an Event of Default upon the giving of notice or passage of time or both has occurred or is continuing as of such date; and (b) its representations and warranties herein are true and correct as of such date as though made on such date.

9. Events of Default. The occurrence of any of the following shall constitute an "Event of Default" under this Agreement.

     (a) Failure to pay, when and as due or demanded, any of the Liabilities, or failure to comply with or perform any agreement or covenant of Debtor contained herein; or

     (b) Any default, event of default, or similar event shall occur or continue under any instrument, document, note, agreement, or guaranty delivered to Secured Party in connection with the Liabilities, or any such instrument, document, note, agreement, or guaranty shall not be, or shall cease to be, enforceable in accordance with its terms; or

     (c) There shall occur any default or event of default, or any event that might become such with notice or the passage of time or both, or any similar event, or any event that requires the prepayment of borrowed money or the acceleration of the maturity thereof, under the terms of any evidence of indebtedness or other agreement issued or assumed or entered into by Debtor, any subsidiary, any general partner of Debtor, or any Guarantor, or under the terms of any indenture, agreement, or instrument under which any such evidence of indebtedness or other agreement is issued, assumed, secured, or guaranteed, and such event shall continue beyond any applicable period of grace; or

     (d) Any representation, warranty, schedule, certificate, financial statement, report, notice, or other writing furnished by or on behalf of Debtor or any general partner of Debtor to Secured Party is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified; or

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

     (e) Any reportable event shall occur under the Employee Retirement Income Security Act of 1974, as amended, in respect of any benefit plan maintained for employees of Debtor, any subsidiary, any partner of Debtor, or any Guarantor; or

     (f) Any guarantee of or pledge of collateral security for any of the Liabilities shall be repudiated or become unenforceable or incapable of performance; or

     (g) Debtor or any corporate general partner of Debtor shall fail to maintain its existence in good standing in its state of inassociation or formation or shall fail to be authorized, licensed, or qualified to do business in each jurisdiction where necessary because of the nature of its business or properties; or

     (h) Debtor, any general partner of Debtor, or any Guarantor shall die, become incompetent, dissolve, liquidate, merge, consolidate, or cease to be in existence for any reason, or any general partner of Debtor shall withdraw or notify any partner of Debtor of its or his intention to withdraw as a partner (or to become a limited partner) of Debtor; or any general or limited partner of Debtor shall fail to make any contribution required by the partnership agreement of Debtor as and when due under such agreement; or

     (i) Any person or entity presently not in control of Debtor or any corporate general partner of Debtor shall obtain control directly or indirectly of Debtor, whether by purchase or gift of stock or assets, by contract, or otherwise; or

     (j) Any proceeding (judicial or administrative) shall be commenced against Debtor, any subsidiary, any general partner of Debtor, or any Guarantor, or with respect to any assets of Debtor, any subsidiary, any general partner of Debtor, or any Guarantor which shall threaten to have a material and adverse effect on the future operations of Debtor, any subsidiary, any general partner of Debtor, or any Guarantor, or a final judgment in excess of $5,000 shall be entered in any suit or action commenced against Debtor, any subsidiary, any general partner of Debtor, or any Guarantor; or

     (k) Debtor shall grant or any person shall obtain a security interest in any of the Collateral; Debtor or any other person shall perfect (or attempt to perfect) such a security interest; a court shall determine that Secured Party does not have a first-priority security interest in any of the Collateral enforceable in accordance with the terms hereof; or any notice of a federal tax lien against Debtor or any general partner of Debtor shall be filed with any public recorder; or

     (l) There shall be any material loss or depreciation in the value of the Collateral for any reason, or Secured Party shall otherwise reasonably deem itself insecure; or

     (m) Any bankruptcy, insolvency, reorganization, arrangement, readjustment, liquidation, dissolution, or similar proceeding, domestic or foreign, is instituted by or against Debtor, any subsidiary, any general partner of Debtor, or any Guarantor; or Debtor, any subsidiary, any general partner of Debtor, or any Guarantor shall take any steps toward, or to authorize, such a proceeding; or

     (n) Debtor, any subsidiary, any general partner of Debtor, or any Guarantor shall become insolvent, generally shall fail or be unable to pay its debts as they mature, shall admit in writing its inability to pay its debts as they mature, shall make a general assignment for the benefit of its creditors, shall enter into any composition or similar agreement, or shall suspend the transaction of all or a substantial portion of its usual business.

10. Remedies on Default. Notwithstanding any provision of any document or instrument evidencing or relating to any Liability, (i) upon the occurrence of any Event of Default specified in Section 9(a)-(l), Secured Party at its option may declare all of the Liabilities immediately due and payable without notice or demand of any kind, and (ii) upon the occurrence of an Event of Default specified in Section 9(m)-(n), all of the Liabilities shall be immediately and automatically due and payable without action of any kind on the part of Secured Party. Debtor expressly waives protest, notice, presentment, dishonor, and demand of any kind. Secured Party may exercise from time to time any rights and remedies available under the Uniform Commercial Code of Florida, including the right to have Debtor assemble the Collateral and deliver it to a place designated by Secured Party. Debtor shall pay all related expenses, including attorneys' fees and reasonable time charges of attorneys who may be employees of Secured Party or any affiliate or parent of Secured Party. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed at least 10 days before such disposition, postage prepaid, addressed to Debtor at the address of Debtor shown below. Secured Party shall, in addition to and not in limitation of all rights of offset under applicable law; have the right to appropriate and apply all of the Collateral in its possession to payment of the Liabilities. Secured Party may proceed to sell or otherwise dispose of the Collateral at public or private sale for cash or credit, provided, however, that Debtor shall be credited with proceeds of such sale only when the proceeds are actually received by Secured Party. Any proceeds of the Collateral may be applied by Secured Party to the payment of expenses and costs to exercise of Secured Party's rights hereunder, and any balance of such proceeds shall be applied toward the Liabilities in such order as Secured Party shall determine in its sole discretion. Any balance remaining shall be returned to the Debtor.

11. Rights of Secured Party. Secured Party may, from time to time, at its option (but shall have no duty to):

     (a) Perform any agreement of Debtor hereunder that Debtor shall have failed to perform; and

     (b) Take any other action which Secured Party deems necessary or desirable for the preservation of the Collateral or Secured Party's interest herein, including without limiting the generality of the foregoing: (i) any action to collect or realize upon the Collateral; (ii) the discharge of taxes, liens, security interests, or other encumbrances at any time levied or placed on the Collateral; or (iii) the discharge or keeping current of any obligation of Debtor having effect on the Collateral.

     (c) File, or cause to be filed, photocopies or carbon copies of any financing statement respecting any right of Secured Party in the Collateral, and any such photocopy of carbon copy of the signature of Debtor on such photocopy or carbon copy shall be deemed an original for purposes of such filing. Debtor hereby authorizes Secured Party to sign financing statements on Debtor's behalf to be filed in all jurisdictions in which such authorization is permitted. Debtor hereby appoints Secured Party as its attorney in fact, which appointment is irrevocable and coupled with an interest, for purposes of performing acts and signing and delivering any agreement, document, or instrument, on behalf of Debtor in accordance with this Section. Debtor immediately will reimburse Secured Party for all expenses so incurred by Secured Party, together with interest thereon at 3% in addition to the Prime Rate.

12.  General.

     (a) Nonwaiver; Cumulative Remedies. No delay or omission on the part of Secured Party in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Secured Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided to Secured Party are cumulative and not exclusive of any rights or remedies provided by law.

     (b) Notices. All notices, requests, and demands to or upon Secured Party or Debtor shall be deemed to have been given or made when deposited in the mail, postage prepaid, addressed to Debtor at the address set forth under its signature or to Secured Party at its main banking office listed in the heading of this Agreement.

     (c) Successors. This Agreement shall, upon execution and delivery by the Debtor, become effective and shall be binding upon and inure to the benefit of Debtor, Secured Party, and their respective personal representatives, executors, heirs, successors, and assigns, except that the Debtor may not transfer or assign any of its rights or interest hereunder without the consent of Secured Party.

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

 (d) Singular and Plural; Joint and Several. Unless the context otherwise requires, wherever used herein the singular shall include the plural and the plural shall include the singular, and the use of one gender shall denote the others where appropriate. If more than one person or entity has signed this Agreement, all obligations and liabilities in this Agreement shall be the joint and several obligations and liabilities of each of such persons or entities.

     (e) Counterparts. This Agreement may be executed by Debtor on any number of counterparts, and each of said counterparts shall be deemed to be an original.

     (f) Enforcement Costs. Debtor agrees to pay or reimburse Secured Party upon demand for all documentary stamp taxes, costs, expenses, and fees (including legal costs and fees and reasonable time charges of attorneys who may be employees of Secured Party or any affiliate or parent of Secured Party) incurred by Secured Party in preparing, negotiating, enforcing, or preserving its rights under, this Agreement or any note, document, or other instrument executed in connection herewith.

     (g) Provisions Severable. If any term or provision of this Agreement shall be unenforceable or invalid, such unenforceability or invalidity shall not render any other term or provision hereof unenforceable or invalid, and all other terms and provisions of this Agreement shall be enforceable and valid.

     (h) Construction. This Agreement and the rights and obligations of the parties hereunder and thereunder shall be governed by, and construed and interpreted in accordance with, the laws of Florida. Debtor hereby irrevocably consents to the jurisdiction and venue of courts having jurisdiction over Dade County, Florida, and agrees that any litigation involving this Agreement (including without limitation ancillary claims) may be conducted in such courts at the sole option of Secured Party. Debtor hereby waives any right or claim it may have to transfer or change the venue of any suit, action, or other proceeding brought against Debtor by Secured Party in accordance with this Section.

     (i) Interest Limitation. Notwithstanding any note or other document evidencing any of the Liabilities, the total liability for interest and all other sums at any time deemed to be interest on any of the Liabilities shall not exceed the highest rate permitted by law. If for any reason such total liability shall result in an effective rate of interest that exceeds the highest rate permitted by law, all sums in excess of those lawfully collectible for the interest payment period in question shall, without further agreement by or notice to Debtor, be applied to outstanding principal immediately upon receipt of such sums by Secured Party, with the same effect as if Debtor had directed such excess sums to be so applied and Secured Party had agreed to accept such sums as a principal prepayment; provided, however, that Secured Party may, at any time and from time to time, waive, reduce, or limit the collection of any sums (or refund to Debtor any sums collected) in excess of those lawfully collectible as interest rather than accept such sums as prepayment of principal.

DEBTOR:  Westmark Group Holdings, Inc.
         By:_______________________________
         Its:______________________________
         Address:__________________________
                 __________________________
         County:___________________________

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


                           STATEMENT OF ANTI-COERCION

The following statement is required under rule 4-3.02 of the rules and regulations promulgated by the Florida Insurance Commissioner relative to anti-coercion:

To:      Northern Trust Bank of Florida, N.A.  (lender)

Re:      Westmark Group Holdings, Inc.  (borrower)

The Insurance Laws of this state provide that the lender may not require the borrower to take insurance through any particular insurance agent or company to protect the mortgaged property.

The borrower, subject to the rules adopted by the Florida Insurance Commissioner, has the right to have the insurance placed with an insurance agent or company of his choice, provided the company meets the requirements of the lender. The lender has the rights to designate reasonable financial requirements as to the company and the adequacy of the coverage.

I have read the foregoing statement, or the rules of the Florida Insurance Commissioner relative thereto, and understand my rights and privileges and those of the lender relative to the placing of such insurance.

I/We have selected the:

                           ____________________________     Insurance Agency, OR

                           ____________________________     Insurance Company
         to write the hazard insurance covering property located at:

                  All Business assets.
________________________________________________________________________________
Under Section 9(a) of Procedures Act of 1974 - I/We have selected the:

                           ____________________________     Insurance Agency, OR

                           ____________________________     Insurance Company
         to write the title insurance covering the property noted above:

ACKNOWLEDGED BY:  Westmark Group Holdings, Inc.

______________________________________
Borrower          By: Irving H.  Bowen
                  Its: Treasurer

______________________________________
Borrower

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
                             INSURANCE REQUIREMENTS
                             ----------------------

As a mortgage lender it is necessary for us to set forth various requirements for insurance being written on the property concerned. In order not to have any misunderstanding between us, our mortgagors, as well as insurance agent, we are itemizing below these requirements which are based on the State Insurance Commissioner's Rules and Regulations on Anti-Coercion. These requirements are subject to modification without prior notification.

1. Policy to be written with an insurance company with a Class 6 or higher rating in the latest edition of Best's Insurance Guide.

2. Minimum coverage: Fire, Extended Coverage and optional Perils for not less than the amount of the mortgage. A deductible Cause in the maximum amount of $250 is permitted.

3. The insurance agent must be properly licensed and maintain a policy issuing and servicing office located within the trade area of the property unless the insurance company has been previously approved by our company.

4. The anti-coercion form required for new loans must be completed and signed by the applicant designating an insurance agent or company at the time application is made

5. Names on the policy must agree with names on the mortgage. Legal description of the property, as well as correct street address, must appear in policy. A mortgagee clause is to be drawn in favor of the mortgagee as specified by the bank.

6. Policies are to be made available 24 hours prior to closing of loans, unless other arrangements have been made by us. Binders are not acceptable.

7. Policy is to be written for a one-year term or continuous, with one year or longer premium payment plans.

8. We are to be furnished with the original and one copy of the policy. We also will need a paid receipt for at least the first year's premium. If policies are paid up for a term in excess of one year, a sufficient amount will be collected with the monthly payment order to have the full policy premium in escrow at the end of the policy term.

9. Should the mortgage not require monthly deposits to escrow, the insured will be required to pay the premium for hazard insurance and a paid receipt must be received by us each year when payment is made.

10. Agents should forward premium due statements to arrive at our office prior to the first day of the month. Statements received after the first may not be paid until the following month.

11. At times other than anniversary or expiration broader coverage form policy or change of agent or insurance company will be accepted provided that:

INSURANCE REQUIREMENTS
-continued-
page -2-

         a. A letter of authorization, signed by both insureds, is submitted with the new policy, and

         b. The agent submits a receipted statement showing payment of any additional premium has been paid by the insured.

12. In case of change of title the new owner shall not be bound by any commitment of previous owner with respect to placement of insurance.




                                       ***




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


                                STATE OF FLORIDA
UNIFORM COMMERCIAL CODE                                       FINANCING STATEMENT                             FORM UCC-1 (REV. 1993)
                 This Financing Statement is presented to a filing officer for filing pursuant to the Uniform Commercial Code.
  ----------------------------------------------------------------------------------------------------------------------------------
  1.  Debtor (Last Name First if an Individual                                                  1a.  Date of Birth or FEI#
       Westmark Group Holdings, Inc.
  ----------------------------------------------------------------------------------------------------------------------------------
  1b. Mailing Address                                            1c. City, State                                     1.d  Zip Code
      8000 North Federal Highway                                 Boca Raton                     FL                   33487
  ----------------------------------------------------------------------------------------------------------------------------------
  2.  Additional Debtor or Trade Name (Last Name First if an Individual)                        2a.  Date of Birth or FEI#

  ----------------------------------------------------------------------------------------------------------------------------------
  2b. Mailing Address                                            2c. City, State                                     2.d  Zip Code

  ----------------------------------------------------------------------------------------------------------------------------------
  3.  Secured Party (Last Name First if an Individual) Northern Trust Bank of
      Florida, N.A.
  ----------------------------------------------------------------------------------------------------------------------------------
  3b. Mailing Address                                            3c. City, State                                     3.d  Zip Code
      301 Yamato Road                                            Boca Raton                     FL                   33431

  ----------------------------------------------------------------------------------------------------------------------------------
  4.  Assignee of Secured Party (Last Name First if an Individual)

  ----------------------------------------------------------------------------------------------------------------------------------
  4b. Mailing Address                                            4c. City, State                                     4.d  Zip Code

  ----------------------------------------------------------------------------------------------------------------------------------
  5.  This Financing Statement covers the following types or items of property
      [include description of real property on which located and owner of record when required. If more space is required, attach additional sheet(s)].



      See Attached









  ----------------------------------------------------------------------------------------------------------------------------------
  6.     Check     only    if   [ ]  Products of collateral are also     [ ]   Proceeds  of  collateral  are   [ ] Debtor is
  Applicable:                   covered                                  also covered                          transmitting utility.
  ----------------------------------------------------------------------------------------------------------------------------------
  7.  Check appropriate box:   [X] All documentary stamp taxes due and payable or to become due and  payable pursuant to s. 201.22
  (One box must be marked)     F.S., have been paid
                               [ ] Florida Documentary Stamp Tax is not required.
  ----------------------------------------------------------------------------------------------------------------------------------
  8.  In accordance with s. 679.402(2), F.S., this statement is filed without the 9. Number of additional sheets presented: Debtor's signature to perfect a security interest in collateral: ________
  [ ]   already  subject to a security  interest  in another  jurisdiction  when it was
      brought into this state or debtor's location changed to this state.                   ----------------------------------------
  [ ]   which  is  proceeds  of the  original  collateral  described  above  in which a        This Space for Use of Filing Officer
      security interest was perfected.
  [ ]   as to which the filing has lapsed.  Date filed  __________________________  and previous UCC-1 file number ___________________________________.
  [ ]   acquired  after a change  of name,  identity,  or  corporate  structure  of the debtor.

  ----------------------------------------------------------------------------------------
  10.  Signature(s) of Debtor(s)  Westmark Group Holdings, Inc.

      Irving H. Bowen, its Treasurer
  -----------------------------------------------------------------------------------------
  11.  Signature(s) of Secured Party or if Assigned, by Assignee(s)

       Steven L. Arbogast

  -----------------------------------------------------------------------------------------
  12.  Return Copy to:

  Name              Carla Salcito
                    Northern Trust Bank of Florida, N.A.
  Address           301 Yamato Rd.
                    Boca Raton, FL  33431
  Address

  City, State, Zip

  ----------------------------------------------------------------------------------------------------------------------------------

                           STANDARD FORM - FORM UCC-1

                                    EXHIBIT A
                                       to
                               Financing Statement
                                       of
                          Westmark Group Holdings, Inc.
                          -----------------------------
                in favor of Northern Trust Bank of Florida, N.A.
                             (Consisting of 1 page)


All of Debtor's right, title and interest in the following property or types of property whether now existing or hereafter arising or acquired, wherever located:
     (a) Accounts (including without limitation all rights to payment for services or the Inventory, however arising), leases, chattel paper, contract rights, instruments, life insurance policies, and documents;
     (b) General intangibles (including without limitation inventions, designs, patents, patent applications, trademarks, trade names, copyrights, licenses, leasehold interests, tax refund claims, guaranty claims, and security interests or other security held by Debtor to secure accounts);
     (c) Inventory, including without limitation returned and repossessed goods;
     (d) Goods (other than Inventory), equipment, vehicles, and fixtures, together with accessions thereto and replacement parts therefor, but excluding property used exclusively for personal, household, or family use;
     (e) All monies, accounts, deposits, and property now or at any time hereafter in the possession or under the control of Secured Party or its bailee; (f) All books and records, including without limitation customer lists, credit files, computer programs, printouts, and other materials and records, pertaining to any of the foregoing;
     (g) All documents of title evidencing or issued with respect to any of the foregoing; and
     (h) All proceeds and products of all of the foregoing, including without limitation proceeds of insurance policies insuring the foregoing.




                                                 Westmark Group Holdings, Inc.


                                                 By:     Irving H. Bowen
                                                 Its:    Treasurer



                                STATE OF FLORIDA
UNIFORM COMMERCIAL CODE                                       FINANCING STATEMENT                           FORM UCC-1 (REV. 1993)
                    This Financing Statement is presented to a filing officer for filing pursuant to the Uniform Commercial Code.
  ----------------------------------------------------------------------------------------------------------------------------------
  1.  Debtor (Last Name First if an Individual                                                  1a.  Date of Birth or FEI#
       Westmark Group Holdings, Inc.
  ----------------------------------------------------------------------------------------------------------------------------------
  1b. Mailing Address                                            1c. City, State                                     1.d  Zip Code
      8000 North Federal Highway                                 Boca Raton                     FL                   33487
  ----------------------------------------------------------------------------------------------------------------------------------
  2.  Additional Debtor or Trade Name (Last Name First if an Individual)                        2a.  Date of Birth or FEI#

  ----------------------------------------------------------------------------------------------------------------------------------
  2b. Mailing Address                                            2c. City, State                                     2.d  Zip Code

  ----------------------------------------------------------------------------------------------------------------------------------
  3.  Secured Party (Last Name First if an Individual) Northern Trust Bank of
      Florida, N.A.
  ----------------------------------------------------------------------------------------------------------------------------------
  3b. Mailing Address                                            3c. City, State                                     3.d  Zip Code
      301 Yamato Road                                            Boca Raton                     FL                   33431

  ----------------------------------------------------------------------------------------------------------------------------------
  4.  Assignee of Secured Party (Last Name First if an Individual)

  ----------------------------------------------------------------------------------------------------------------------------------
  4b. Mailing Address                                            4c. City, State                                     4.d  Zip Code

  ----------------------------------------------------------------------------------------------------------------------------------
  5.  This Financing Statement covers the following types or items of property
      [include description of real property on which located and owner of record when required. If more space is required, attach additional sheet(s)].



      See Attached









  ----------------------------------------------------------------------------------------------------------------------------------
  6.     Check     only    if  [ ] Products of collateral are also      [ ] Proceeds  of  collateral  are    [ ] Debtor is
  Applicable:                  covered                                  also covered                         transmitting utility.
  ----------------------------------------------------------------------------------------------------------------------------------
  7.  Check appropriate box:   [X] All documentary stamp taxes due and payable or to become due and payable pursuant to s. 201.22
  (One box must be marked)      F.S., have been paid
                               [ ] Florida Documentary Stamp Tax is not required.
  ----------------------------------------------------------------------------------------------------------------------------------
  8.  In accordance with s. 679.402(2), F.S., this statement is filed without the 9. Number of additional sheets presented: Debtor's signature to perfect a security interest in collateral: ________
  [ ]  already  subject to a security  interest  in another  jurisdiction  when it was
      brought into this state or debtor's location changed to this state.                   ----------------------------------------
  [ ]  which  is  proceeds  of the  original  collateral  described  above  in which a        This Space for Use of Filing Officer
      security interest was perfected.
  [ ]  as to which the filing has lapsed.  Date filed  __________________________  and previous UCC-1 file number ___________________________________.
  [ ]  acquired  after a change  of name,  identity,  or  corporate  structure  of the debtor.

  ----------------------------------------------------------------------------------------
  10.  Signature(s) of Debtor(s)  Westmark Group Holdings, Inc.

      Irving H. Bowen, its Treasurer

  -----------------------------------------------------------------------------------------
  11.  Signature(s) of Secured Party or if Assigned, by Assignee(s)

       Steven L. Arbogast

  -----------------------------------------------------------------------------------------
  12.  Return Copy to:

  Name              Carla Salcito
                    Northern Trust Bank of Florida, N.A.
  Address           301 Yamato Rd.
                    Boca Raton, FL  33431
  Address

  City, State, Zip


  ----------------------------------------------------------------------------------------------------------------------------------

                           STANDARD FORM - FORM UCC-1

                                    EXHIBIT A
                                       to
                               Financing Statement
                                       of
                          Westmark Group Holdings, Inc.
                          -----------------------------
                in favor of Northern Trust Bank of Florida, N.A.
                             (Consisting of 1 page)


All of Debtor's right, title and interest in the following property or types of property whether now existing or hereafter arising or acquired, wherever located:
     (a) Accounts (including without limitation all rights to payment for services or the Inventory, however arising), leases, chattel paper, contract rights, instruments, life insurance policies, and documents;
     (b) General intangibles (including without limitation inventions, designs, patents, patent applications, trademarks, trade names, copyrights, licenses, leasehold interests, tax refund claims, guaranty claims, and security interests or other security held by Debtor to secure accounts);
     (c) Inventory, including without limitation returned and repossessed goods;
     (d) Goods (other than Inventory), equipment, vehicles, and fixtures, together with accessions thereto and replacement parts therefor, but excluding property used exclusively for personal, household, or family use;
     (e) All monies, accounts, deposits, and property now or at any time hereafter in the possession or under the control of Secured Party or its bailee; (f) All books and records, including without limitation customer lists, credit files, computer programs, printouts, and other materials and records, pertaining to any of the foregoing;
     (g) All documents of title evidencing or issued with respect to any of the foregoing; and
     (h) All proceeds and products of all of the foregoing, including without limitation proceeds of insurance policies insuring the foregoing.




                                                  Westmark Group Holdings, Inc.


                                                  By:     Irving H. Bowen
                                                  Its:    Treasurer



                                STATE OF FLORIDA
UNIFORM COMMERCIAL CODE                                       FINANCING STATEMENT                             FORM UCC-1 (REV. 1993)
                 This Financing Statement is presented to a filing officer for filing pursuant to the Uniform Commercial Code.
  ----------------------------------------------------------------------------------------------------------------------------------
  1.  Debtor (Last Name First if an Individual                                                  1a.  Date of Birth or FEI#
       Westmark Mortgage Corporation
  ----------------------------------------------------------------------------------------------------------------------------------
  1b. Mailing Address                                            1c. City, State                                     1.d  Zip Code
      8000 North Federal Highway                                 Boca Raton                     FL                   33487
  ----------------------------------------------------------------------------------------------------------------------------------
  2.  Additional Debtor or Trade Name (Last Name First if an Individual)                        2a.  Date of Birth or FEI#

  ----------------------------------------------------------------------------------------------------------------------------------
  2b. Mailing Address                                            2c. City, State                                     2.d  Zip Code

  ----------------------------------------------------------------------------------------------------------------------------------
  3.  Secured Party (Last Name First if an Individual) Northern Trust Bank of
      Florida, N.A.
  ----------------------------------------------------------------------------------------------------------------------------------
  3b. Mailing Address                                            3c. City, State                                     3.d  Zip Code
      301 Yamato Road                                            Boca Raton                     FL                   33431

  ----------------------------------------------------------------------------------------------------------------------------------
  4.  Assignee of Secured Party (Last Name First if an Individual)

  ----------------------------------------------------------------------------------------------------------------------------------
  4b. Mailing Address                                            4c. City, State                                     4.d  Zip Code

  ----------------------------------------------------------------------------------------------------------------------------------
  5.  This Financing Statement covers the following types or items of property
      [include description of real property on which located and owner of record when required. If more space is required, attach additional sheet(s)].



      See Attached









  ----------------------------------------------------------------------------------------------------------------------------------
  6.     Check     only    if  [ ]  Products of collateral are also     [ ]  Proceeds  of  collateral  are    [ ] Debtor is
  Applicable:                  covered                                  also covered                           transmitting utility.
  ----------------------------------------------------------------------------------------------------------------------------------
  7.  Check appropriate box:   [ ] All documentary  stamp taxes due and payable or to become due and payable  pursuant to s. 201.22
  (One box must be marked)     F.S., have been paid
                               |X| Florida Documentary Stamp Tax is not required.
  ----------------------------------------------------------------------------------------------------------------------------------
  8.  In accordance with s. 679.402(2), F.S., this statement is filed without the 9. Number of additional sheets presented: Debtor's signature to perfect a security interest in collateral: ________
  [ ]   already  subject to a security  interest  in another  jurisdiction  when it was
      brought into this state or debtor's location changed to this state.                   ----------------------------------------
  [ ]   which  is  proceeds  of the  original  collateral  described  above  in which a        This Space for Use of Filing Officer
      security interest was perfected.
  [ ]  as to which the filing has lapsed.  Date filed  __________________________  and previous UCC-1 file number ___________________________________.
  [ ]   acquired  after a change  of name,  identity,  or  corporate  structure  of the debtor.

  ----------------------------------------------------------------------------------------
  10.  Signature(s) of Debtor(s)  Westmark Mortgage Corporation

      Irving H. Bowen, its Treasurer

  -----------------------------------------------------------------------------------------
  11.  Signature(s) of Secured Party or if Assigned, by Assignee(s)

       Steven L. Arbogast

  -----------------------------------------------------------------------------------------
  12.  Return Copy to:

  Name              Carla Salcito
                    Northern Trust Bank of Florida, N.A.
  Address           301 Yamato Rd.
                    Boca Raton, FL  33431
  Address

  City, State, Zip


  ----------------------------------------------------------------------------------------------------------------------------------

                           STANDARD FORM - FORM UCC-1

                                    EXHIBIT A
                                       to
                               Financing Statement
                                       of
                          Westmark Mortgage Corporation
                          -----------------------------
                in favor of Northern Trust Bank of Florida, N.A.
                             (Consisting of 1 page)


All of Debtor's right, title and interest in the following property or types of property whether now existing or hereafter arising or acquired, wherever located:
     (a) Accounts (including without limitation all rights to payment for services or the Inventory, however arising), leases, chattel paper, contract rights, instruments, life insurance policies, and documents;
     (b) General intangibles (including without limitation inventions, designs, patents, patent applications, trademarks, trade names, copyrights, licenses, leasehold interests, tax refund claims, guaranty claims, and security interests or other security held by Debtor to secure accounts);
     (c) Inventory, including without limitation returned and repossessed goods;
     (d) Goods (other than Inventory), equipment, vehicles, and fixtures, together with accessions thereto and replacement parts therefor, but excluding property used exclusively for personal, household, or family use;
     (e) All monies, accounts, deposits, and property now or at any time hereafter in the possession or under the control of Secured Party or its bailee; (f) All books and records, including without limitation customer lists, credit files, computer programs, printouts, and other materials and records, pertaining to any of the foregoing;
     (g) All documents of title evidencing or issued with respect to any of the foregoing; and
     (h) All proceeds and products of all of the foregoing, including without limitation proceeds of insurance policies insuring the foregoing.




                                                 Westmark Mortgage Corporation


                                                 By:     Irving H. Bowen
                                                 Its:    Treasurer



                                STATE OF FLORIDA
UNIFORM COMMERCIAL CODE                                       FINANCING STATEMENT                         FORM UCC-1 (REV. 1993)
                     This Financing Statement is presented to a filing officer for filing pursuant to the Uniform Commercial Code.
  ----------------------------------------------------------------------------------------------------------------------------------
  1.  Debtor (Last Name First if an Individual                                                  1a.  Date of Birth or FEI#
       Westmark Mortgage Corporation
  ----------------------------------------------------------------------------------------------------------------------------------
  1b. Mailing Address                                            1c. City, State                                      1.d  Zip Code
      8000 North Federal Highway                                 Boca Raton                     FL                    33487
  ----------------------------------------------------------------------------------------------------------------------------------
  2.  Additional Debtor or Trade Name (Last Name First if an Individual)                        2a.  Date of Birth or FEI#

  ----------------------------------------------------------------------------------------------------------------------------------
  2b. Mailing Address                                            2c. City, State                                      2.d  Zip Code

  ----------------------------------------------------------------------------------------------------------------------------------
  3.  Secured Party (Last Name First if an Individual) Northern Trust Bank of
      Florida, N.A.
  ----------------------------------------------------------------------------------------------------------------------------------
  3b. Mailing Address                                            3c. City, State                                      3.d  Zip Code
      301 Yamato Road                                            Boca Raton                     FL                    33431

  ----------------------------------------------------------------------------------------------------------------------------------
  4.  Assignee of Secured Party (Last Name First if an Individual)

  ----------------------------------------------------------------------------------------------------------------------------------
  4b. Mailing Address                                            4c. City, State                                      4.d  Zip Code

  ----------------------------------------------------------------------------------------------------------------------------------
  5.  This Financing Statement covers the following types or items of property
      [include description of real property on which located and owner of record when required. If more space is required, attach additional sheet(s)].



      See Attached









  ----------------------------------------------------------------------------------------------------------------------------------
  6.     Check     only    if  [ ] Products of collateral are also     [ ]   Proceeds  of  collateral  are     [ ] Debtor is
  Applicable:                  covered                                  also covered                           transmitting utility.
  ----------------------------------------------------------------------------------------------------------------------------------
  7.  Check appropriate box:   [ ] All documentary  stamp taxes due and payable or to become due and payable  pursuant to s. 201.22
  (One box must be marked)     F.S., have been paid
                               [X] Florida Documentary Stamp Tax is not required.
  ----------------------------------------------------------------------------------------------------------------------------------
  8.  In accordance with s. 679.402(2), F.S., this statement is filed without the 9. Number of additional sheets presented: Debtor's signature to perfect a security interest in collateral: ________
  [ ]   already  subject to a security  interest  in another  jurisdiction  when it was
      brought into this state or debtor's location changed to this state.                   ----------------------------------------
  [ ]   which  is  proceeds  of the  original  collateral  described  above  in which a        This Space for Use of Filing Officer
      security interest was perfected.
  [ ]  as to which the filing has lapsed.  Date filed  __________________________  and previous UCC-1 file number ___________________________________.
  [ ]   acquired  after a change  of name,  identity,  or  corporate  structure  of the debtor.

  ----------------------------------------------------------------------------------------
  10.  Signature(s) of Debtor(s)  Westmark Mortgage Corporation

      Irving H. Bowen, its Treasurer

  -----------------------------------------------------------------------------------------
  11.  Signature(s) of Secured Party or if Assigned, by Assignee(s)

       Steven L. Arbogast

  -----------------------------------------------------------------------------------------
  12.  Return Copy to:

  Name              Carla Salcito
                    Northern Trust Bank of Florida, N.A.
  Address           301 Yamato Rd.
                    Boca Raton, FL  33431
  Address

  City, State, Zip


  ----------------------------------------------------------------------------------------------------------------------------------

                           STANDARD FORM - FORM UCC-1

                                    EXHIBIT A
                                       to
                               Financing Statement
                                       of
                          Westmark Mortgage Corporation
                          -----------------------------
                in favor of Northern Trust Bank of Florida, N.A.
                             (Consisting of 1 page)


All of Debtor's right, title and interest in the following property or types of property whether now existing or hereafter arising or acquired, wherever located:
     (a) Accounts (including without limitation all rights to payment for services or the Inventory, however arising), leases, chattel paper, contract rights, instruments, life insurance policies, and documents;
     (b) General intangibles (including without limitation inventions, designs, patents, patent applications, trademarks, trade names, copyrights, licenses, leasehold interests, tax refund claims, guaranty claims, and security interests or other security held by Debtor to secure accounts);
     (c) Inventory, including without limitation returned and repossessed goods;
     (d) Goods (other than Inventory), equipment, vehicles, and fixtures, together with accessions thereto and replacement parts therefor, but excluding property used exclusively for personal, household, or family use;
     (e) All monies, accounts, deposits, and property now or at any time hereafter in the possession or under the control of Secured Party or its bailee; (f) All books and records, including without limitation customer lists, credit files, computer programs, printouts, and other materials and records, pertaining to any of the foregoing;
     (g) All documents of title evidencing or issued with respect to any of the foregoing; and
     (h) All proceeds and products of all of the foregoing, including without limitation proceeds of insurance policies insuring the foregoing.




                                                Westmark Mortgage Corporation


                                                By:     Irving H. Bowen
                                                Its:    Treasurer

                               NORTHERN TRUST BANK



                                CLOSING STATEMENT


Borrower:                  Westmark Group Holdings, Inc.

Lender:                    Northern Trust Bank of Florida, N.A.

Date:                      April 30, 1999

Loan Amount:                                 $150,000.00

Deductions:       Documentary Stamps              525.00
                  UCC Filings                      77.00
                  Credit reports                   65.24

Net Proceeds available:                      $149,332.76


Approved

Westmark Group Holdings, Inc.


______________________________
Irving H. Bowen, its Treasurer


NORTHERN TRUST BANK OF FLORIDA, N.A.

By: _______________________________________
         Steven L. Arbogast, Vice President